Exhibit 99.1

Atrion Corporation

One Allentown Parkway

Allen, TX 75002

NEWS RELEASE

FOR IMMEDIATE RELEASE

ATRION CORPORATION ENTERS INTO MERGER AGREEMENT

WITH NORDSON CORPORATION

_______________________________

Allen, TX., May 28, 2024 – Atrion Corporation (NASDAQ: ATRI), a developer and manufacturer of products primarily for medical applications, today announced that it has entered into an agreement and plan of merger with Nordson Corporation pursuant to which Nordson will acquire Atrion for $460 per share in cash, representing a total equity value of approximately $815 million. The transaction enterprise value reflects a multiple of 20.2 times Atrion’s 2023 EBITDA, and the $460 per share price represents a 15% premium to Atrion’s 90-day average daily volume-weighted average stock price.

The proposed transaction was unanimously approved by the Boards of Directors of Atrion and Nordson.

David Battat, President and CEO of Atrion said, “The multiple of over twenty times Atrion’s 2023 EBITDA reflects the substantial value of the business my co-workers have worked so hard to build. I am immensely proud of our team, and I believe Nordson is a great home to continue to grow our business and to advance our people and products.”

Completion of the proposed transaction is expected in the third quarter of 2024, subject to the satisfaction of customary closing conditions, including the receipt of customary regulatory clearances and approvals. Three of Atrion’s largest stockholders, holding approximately 22% of Atrion’s outstanding shares, have entered into voting and support agreements with Nordson under which they have agreed, on customary terms and conditions, to vote all their Atrion shares in favor of the proposed transaction.

Truist Securities is acting as the exclusive financial advisor to Atrion on the transaction, and A&O Shearman is acting as legal counsel to Atrion.

Transaction Details

Under the terms of the merger agreement, a wholly owned subsidiary of Nordson will merge into Atrion, with Atrion as the surviving corporation, and each outstanding share of Atrion common stock will be converted into the right to receive $460 per share. The merger is subject to the satisfaction of customary closing conditions, including the approval of the holders of a majority of the outstanding shares of Atrion’s common stock.

About Atrion Corporation

Atrion Corporation develops and manufactures products primarily for medical applications. Atrion’s website is www.atrioncorp.com.

Forward-Looking Statements

Statements in this press release that are forward looking are based upon current expectations, and actual results or future events may differ materially. Therefore, the inclusion of such forward-looking information should not be regarded as a representation by us that our objectives or plans will be achieved. Such statements include, but are not limited to, statements regarding the financial and business impact and anticipated benefits of the transaction, the closing of the transaction and the timing thereof, business plans and strategy, product launches and product performance and impact. Words such as “expects,” “believes,” “anticipates,” “intends,” “should,” “plans,” and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements contained herein involve numerous risks and uncertainties, including the risk factors described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K and the specific risk factors discussed herein and in connection with forward-looking statements throughout this press release, and there are a number of factors that could cause actual results or future events to differ materially, including, but not limited to, the following: the risk that the COVID-19 pandemic may again lead to material delays and cancellations of, or reduced demand for, procedures in which our products are utilized; curtailed or delayed capital spending by hospitals and other healthcare providers; disruption to our supply chain; closures of our facilities; delays in training; delays in gathering clinical evidence; diversion of management and other resources to respond to the pandemic; the impact of global and regional economic and credit market conditions on healthcare spending; the risk that the COVID-19 virus will again disrupt global economies and may cause economies in our key markets to enter prolonged recessions; changing economic, market and business conditions; acts of war or terrorism; the effects of governmental regulation; the impact of competition and new technologies; slower-than-anticipated introduction of new products or implementation of marketing strategies; implementation of new manufacturing processes or implementation of new information systems; our ability to protect our intellectual property; changes in the prices of raw materials; changes in product mix; intellectual property and product liability claims and product recalls; the ability to attract and retain qualified personnel; the loss of, or any material reduction in sales to any significant customers; business disruptions (including disruptions in relationships with employees, customers or suppliers) following the announcement and/or closing of the proposed transaction; and the conditions to the completion of the proposed transaction, including the fact that the receipt of the required regulatory approvals and clearances, may not be satisfied at all or in a timely manner; the fact that the closing of the proposed transaction may not occur or may be delayed. In addition, assumptions relating to budgeting, marketing, product development and other management decisions are subjective in many respects and thus susceptible to interpretations and periodic review which may cause us to alter our marketing, capital expenditures or other budgets, which in turn may affect our results of operations and financial condition. These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

For a further list and description of these and other important risks and uncertainties that may affect our future operations, refer to Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), which we may update in Part II, Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q that we will file hereafter. The forward-looking statements in this press release are made as of the date hereof, and we do not undertake any obligation, and disclaim any duty, to supplement, update or revise such statements, whether as a result of subsequent events, changed expectations or otherwise, except as required by applicable law. This cautionary statement is applicable to all forward-looking statements contained in this press release.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Atrion plans to file a proxy statement with the SEC. STOCKHOLDERS OF ATRION ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT ATRION WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by Atrion at the SEC’s website at www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

Atrion, Nordson and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Atrion’s stockholders in connection with the proposed transaction. Information regarding Atrion’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Atrion’s website at www.atrioncorp.com. Information regarding Atrion’s directors and executive officers is contained in the sections entitled “Election of Directors” and “Securities Ownership” included in Atrion’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/701288/000110465924044922/tm242747d4_def14a.htm) and in the section entitled “Directors, Executive Officers and Corporate Governance” included in Atrion’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 29, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/701288/000165495424002411/atri_10k.htm). Information regarding Nordson’s directors and executive officers is contained in the sections entitled “Election of Directors” and “Security Ownership of Nordson Common Shares by Certain Beneficial Owners and Management” included in Nordson’s proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on January 19, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/72331/000119312524010767/d482491ddef14a.htm), in the section entitled “Information About Our Executive Officers” included in Nordson’s Annual Report on Form 10-K for the year ended October 31, 2023, which was filed with the SEC on December 20, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/72331/000007233123000242/ndsn-20231031.htm), in Nordson’s Form 8-K filed on August 24, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233123000150/ndsn-20230823.htm), in Nordson’s Form 8-K filed on January 16, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233124000019/ndsn-20240116.htm), in Nordson’s Form 8-K filed on February 14, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233124000030/ndsn-20240214.htm), and in Nordson’s Form 8-K filed on April 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000072331/000007233124000057/ndsn-20240423.htm). To the extent holdings of Nordson securities by the directors and executive officers of Nordson have changed from the amounts of securities of Nordson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contact:	Cindy Ferguson

Vice President and Chief Financial Officer

(972) 390-9800